SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities

                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant X

Filed by a Party other than the Registrant __


Check the appropriate box:

__Preliminary Proxy Statement

__Confidential, for Use of the Commission Only (permitted by Rule 14a-6(e)(2))

X Definitive Proxy Statement

__Definitive Additional Materials

__Soliciting Material Pursuant to Section 240.14a-12


                             Colonial Trust Company
_______________________________________________________________________________

                (Name of Registrant as Specified In Its Charter)

_______________________________________________________________________________

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

X No fee required.

__Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1)  Title of each class of securities to which transaction applies:

_______________________________________________________________________________

    (2)  Aggregate number of securities to which transaction applies:

_______________________________________________________________________________

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

_______________________________________________________________________________

    (4)  Proposed maximum aggregate value of transaction:

_______________________________________________________________________________

    (5)  Total fee paid:

_______________________________________________________________________________

__ Fee paid previously with preliminary materials.

__ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)      Amount Previously Paid:

_______________________________________________________________________________

(2)      Form, Schedule or Registration Statement No.:

_______________________________________________________________________________


(3)      Filing Party:

_______________________________________________________________________________


(4)      Date Filed:

_______________________________________________________________________________

                             COLONIAL TRUST COMPANY

                                PROXY STATEMENT

                            VOTING AND OTHER MATTERS
General

     The enclosed proxy is solicited on behalf of Colonial Trust Company, an Arizona corporation (the "Company"), by the Company's Board of Directors (the "Board of Directors") for use at the Annual Meeting of Shareholders to be held at 10:00 a.m. local time on Monday, October 8, 2001 (the "Meeting"), or at any adjournment thereof, for the purposes set forth in this Proxy Statement and in the accompanying Notice of Annual Meeting of Shareholders. The Meeting will be held at the Company's headquarters at 5336 North 19th Avenue, Phoenix, Arizona. These proxy solicitation materials were first mailed on or about August 10, 2001 to all shareholders entitled to vote at the Meeting.


Voting Securities and Voting Rights

     Shareholders  of  record at the  close of  business  on August 1, 2001 (the
"Record   Date")  are  entitled  to  notice  of  and  to  vote  at  the  Meeting
("Shareholders"). On the Record Date, 732,139 shares of Company Common Stock were issued and outstanding. The presence, in person or by proxy, of the holders of a majority of the total number of shares of Common Stock outstanding on the Record Date constitutes a quorum for the transaction of business at the Meeting.

     At the Meeting, four persons are to be elected to serve as directors of the Company. Shareholders possess cumulative voting rights in the election of directors, and each Shareholder present at the Meeting either in person or by proxy will have an aggregate number of votes in the election of directors equal to the number of directors to be elected at the Meeting (four) multiplied by the number of shares of Company Common Stock held by such Shareholder on the record date. All such votes may be cast for one director or distributed among such directors up for election as the Shareholder may choose. Assuming that a quorum is present, in the election of directors, the nominees receiving the highest number of affirmative votes shall be elected as directors.

Voting of Proxies

     Votes cast in person or by proxy at the Meeting will be tabulated by the election inspector(s) appointed for the Meeting. When a proxy is properly executed and returned, the shares it represents will be voted at the Meeting as directed. A Shareholder may indicate on the enclosed proxy or its substitute that it does not have discretionary authority as to certain shares to vote on a particular matter (a "broker non-vote"). Abstentions and broker non-votes are each tabulated separately. The election inspector(s) will determine whether a quorum is present at the Meeting. In general, Arizona law provides that a majority of the shares entitled to vote, whether present in person or represented by proxy, constitutes a quorum. Abstentions and broker non-votes of shares that are entitled to vote are treated as shares that are present in person or represented by proxy for purposes of determining the presence of a quorum. In determining whether a proposal has been approved, abstentions of shares that are entitled to vote are treated as present in person or represented by proxy, but not as voting for such proposal and hence have the same effect as votes against such proposal, while broker non-votes of shares that are entitled to vote are not treated as present in person or represented by proxy, and hence have no effect on the vote for such proposal.

Revocability of Proxies

     Any person giving a proxy may revoke the proxy at any time before its use by delivering to the Company written notice of revocation or a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

Solicitation

     The Company will pay all expenses of this solicitation. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for expenses incurred in forwarding solicitation materials to such beneficial owners. Proxies also may be solicited by certain of the Company's directors and officers, personally or by telephone or facsimile, without additional compensation.

                             ELECTION OF DIRECTORS

Nominees

     A board of four directors is to be elected at the Meeting. Shareholders possess cumulative voting rights in the election of directors, and each Shareholder present at the Meeting either in person or by proxy will have an aggregate number of votes in the election of directors equal to the number of directors to be elected (four) multiplied by the number of shares of Company Common Stock held by such Shareholder on the record date. All such votes may be cast for one director or distributed among such directors up for election as the Shareholder may choose. Unless otherwise instructed, the proxy holders will vote the proxies received by them equally for each of the nominees named below. All of the nominees are currently directors of the Company. In the event that any such nominee is unable or declines to serve as a director at the time of the Meeting, the proxies will be voted for any nominee designated by the current
Board of Directors to fill the vacancy. It is not expected that any nominee willbe unable or will decline to serve as a director. The term of office of each person elected as a director at the Meeting will continue until the next annual meeting of shareholders and until a successor has been elected and qualified.

     The following table sets forth certain information regarding the nominees for directors of the Company:

                   Name                    Age             Positions Held

                   Lynn R. Camp            64              Chairman of the Board
                   Randall K. Barton       47              Director
                   Gerald G. Morgan, Jr.   45              Director
                   John Johnson            43              President, Chief
                                                           Executive Officer and
                                                           Director

     Mr. Camp is currently, and has been since October 1990, Chairman of the Board of Directors of the Company. He has served as a director of the Company since June 1990. From 1977 until the company was sold in June 1999, he had served as President, Chief Executive Officer and a director of Turnkey Computer Systems, Inc. ("Turnkey Computer"). Turnkey Computer sells computer equipment and software, and furnishes computer maintenance and repair services, in Amarillo, Texas. Mr. Camp currently serves as a director of and consultant to Turnkey Computer.

     Mr. Barton has served as a director of the Company since January 2001. Mr. Barton is President and CEO of Assemblies of God Financial Services Group, a national trust foundation, retirement fund and lending company located in Springfield, Missouri. Mr. Barton has served in these capacities from 1992 until the present.

     Mr. Morgan has served as a director of the Company since October 1990. Mr. Morgan is a partner in the law firm of Burdett, Morgan and Thomas in Amarillo, Texas, where he has practiced since 1985.

     Mr. Johnson is currently, and has been since August 1991, President and Chief Executive Officer of the Company. Prior to being named President and Chief Executive Officer, Mr. Johnson served as Vice President of the Company from June 1990 to August 1991. He has served as a director of the Company since November 1995, when he was appointed by the Company's directors to fill a vacancy on the Board of Directors.

Meetings and Committees of the Board of Directors

     The Company's Board of Directors met 12 times during the fiscal year ended March 31, 2001. The Company does not maintain a compensation committee. However, the Company's Board of Directors met on August 2, 2001 to review the performance of the Company's executive officers and make decisions regarding fiscal goals for the fiscal year ending March 31, 2002 and compensation of such individuals.

     The Company's Bylaws authorize the Board of Directors to appoint from its members one or more committees composed of one or more directors. The Board of Directors has appointed a Corporate Trust and Investment Committee, a Prohibited Transactions Committee, a Personal Trust and Investment Committee, and an Audit Committee.

     The Corporate Trust and Investment Committee must be comprised of at least three members, at least one of which must be a director of the Company. For the fiscal year ended March 31, 2001, the members of this Committee were Messrs. Johnson, Cecil Glovier, the Company's Chief Operating Officer, Sue Carlisle and Kurt Kiesling, Vice Presidents of the Company. The Trust and Investment Committee is responsible for overseeing the Company's investment and disposition of property and funds held in a fiduciary capacity. The Trust and Investment Committee met 12 times during the fiscal year ended March 31, 2001.

     The Prohibited Transactions Committee must be comprised of at least two members, one of which must be a director and one of which must be an officer of the Company. The members of the Prohibited Transactions Committee are Messrs. Johnson, Glovier, Kiesling, and Ms. Carlisle. The Prohibited Transactions Committee is responsible for reviewing all Company transactions involving IRA or SEP accounts to determine the Company's compliance with Internal Revenue Code rules and regulations applicable to such accounts. The Prohibited Transactions Committee met 12 times during the fiscal year ended March 31, 2001.

     The Personal Trust and Investment Committee is comprised of three or more members, at least one of which must be a director of the Company. For the fiscal year ended March 31, 2001, the members of this Committee were Messrs. Johnson, Bruce Mitchell, the Company's Vice President of Personal Trust, Ms. Patricia Heitter, the Company's Assistant Vice President, and Ms. Kathleen Gonzales, a Trust Officer of the Company. The Personal Trust and Investment Committee is responsible for approving the opening and closing of accounts, reviewing investment sales and purchases, and reviewing and approving discretionary distributions for accounts serviced by the Company's Personal Trust Division. The Personal Trust and Investment Committee met 12 times during the fiscal year ended March 31, 2001.

     The Audit Committee currently is comprised of 3 non-employee directors, Messrs. Camp, Morgan, and Barton, and met 1 time in the fiscal year ended March 31, 2001. The Audit Committee recommends the Company's independent auditors, reviews the Company's financial statements and considers other matters relating to the financial affairs of the Company. All members of the Audit Committee are independent within the meaning of the rules of the National Association of Securities Dealers.

Director Compensation and Other Information

     Mr. Camp, the Company's Chairman of the Board, receives $300 per month and $200 for each Board meeting attended for his services as Chairman of the Board. The Company's other non-employee directors receive $200 per month and $200 for each Board meeting attended for their services as Board members. Such compensation for Mr. Camp, the Company's Chairman, totaled $6,400 for the fiscal year ended March 31, 2001. Compensation to Messrs. Barton and Morgan, the Company's other non-employee directors, totaled $800 and $5,400, respectively, to each director in the fiscal year ended March 31, 2001.

     On January 1, 2001, each of the Company's non-employee directors received options to purchase 1,500 shares of Common Stock at an exercise price of $3.50 per share.

                             EXECUTIVE COMPENSATION

Summary of Cash and Other Compensation

     The following table sets forth certain information concerning compensation paid during each of the Company's last three fiscal years to Messrs. John K. Johnson, the Company's Chief Executive Officer, Cecil E. Glovier, the Company's Chief Operating Officer, and Bruce L. Mitchell, Vice President, respectively (the "Named Executive Officers"):

                           SUMMARY COMPENSATION TABLE

                         Annual Compensation              Long-Term Compensation
                       _________________________          ______________________
                                                                 Securities
                        Fiscal                                   Underlying
Name & Principal         Year    Salary   Bonus                  Option/SARS(#)
Position
______________________   _____   _______  _______         ______________________

John K. Johnson          2001    $94,500  $31,393    (a)            0
CEO-President            2000    $95,774  $37,687    (a)         (a) (d)
                         1999    $85,833  $33,388                   0

Cecil E. Glovier         2001    $85,000  $31,359    (b)         (b) (d)
Chief Operating Officer  2000    $80,369  $37,687    (b)            0
                         1999    $74,100  $33,388                   0

Bruce L. Mitchell        2001    $76,249  $56,192    (c)            0
Vice President

(a) On July 1, 1996, Mr. Johnson was granted an option to purchase 30,000 shares of Common Stock of the Company at an exercise price of $2.50 per share. The option to purchase 15,000 of such shares vested immediately upon grant. The option to purchase the remaining 15,000 shares vested in three equal installments of 5,000 each on July 1, 1997, 1998 and 1999, respectively. Bonus amount excludes $4,004 and $3,873 contributed by the Company to the 401(k) account for Mr. Johnson for the fiscal years ended March 31, 2001 and 2000, respectively.

(b) On October 1, 1996, Mr. Glovier was granted an option to purchase 10,000 shares of Common Stock of the Company at an exercise price of $2.50 per share. The option to purchase 10,000 such shares vested immediately upon grant. On August 11, 1997, Mr. Glovier was granted an option to purchase 15,000 shares of Common Stock of the Company at an exercise price of $2.50 per share. The option to purchase shares vested in three increments of 5,000 each on August 11, 1998, 1999 and 2000. Bonus amount excludes $2,863 and $4,086 contributed by the Company to the 401(k) account for Mr. Glovier for the fiscal years ended March 31, 2001 and 2000, respectively.

(c) Bonus amount excludes $2,413 contributed by the Company to the 401(k) account for Mr. Mitchell for the fiscal year ended March 31, 2001.

(d) All share amounts and per-share exercise prices have been adjusted to reflect the 1-for-10 reverse stock split which occurred in fiscal 1999.


                 AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR
                     AND OPTION VALUES AS OF MARCH 31, 2001


     The following table sets forth certain information concerning option grants during the Company's last fiscal year to the Company's Named Executive Officers:


                                 Number of   Percent of
                                 Securities  Total Options  Exercize
                                 Underlying  Granted to     or Base
                                 Options     Employees in   Price
Name & Principal Position        Granted     Fiscal Year    ($/sh)      Date
_______________________          ________    _______        _______     ______

John K. Johnson, CEO-President       0          0             N/A         N/A

Cecil E. Glovier, Chief Operating
Officer                              0          0             N/A         N/A

Bruce L. Mitchell, Vice President    0          0             N/A         N/A


     The following table sets forth certain information concerning (a) stock option exercises during the Company's last fiscal year by the Company's Named Executive Officers, and (b) the value of unexercised stock options held by the Named Executive Officers at March 31, 2001:


               AGGREGATE OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR END OPTION/SAR VALUES

                                                     Securities    Unexercized
                                 Shares              Underlying    In-the-Money
                                 Acquired            Unexercised   Options at
                                 on        Value     Options at    FY-end($)
                                 Exercize  Realized  FY-End ($)    Exercisable
                                 (#)       ($)       Exercisable/  Unexercisable
Name and Principal                                   Unexercisable
Position
_______________________          ________  _______   ____________  ___________

John K. Johnson, CEO-President       0        0        30,000/0     $30,000/$0

Cecil E. Glovier, Chief
Operating Officer                    0        0        25,000/0     $25,000/$0

Bruce L. Mitchell, Vice President    0        0           0              $0/$0


 SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS, DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth information as of July 19, 2001, concerning the Common Stock beneficially owned by each director of the Company, by the Company's Named Executive Officers, by all officers and directors of the Company as a group, and by all persons known by the Company to own more than 5% of the Company's issued and outstanding Common Stock:


       Name and Address             Amount and Nature               Percent
       of Beneficial Owner          of Beneficial Owner(1)          of Class
       -------------------          ----------------------          --------

       Lynn R. Camp (2)             (3)  25,602 shares                3.4%

       Randall K. Barton (2)             31,431 shares                4.3%

       Gerald G. Morgan, Jr. (2)    (3)  18,581 shares                2.5%

       John K. Johnson (2)          (4)  40,976 shares                5.4%

       William and Sue Johnson      (5)  45,586 shares                6.2%
       14001 Interstate 27
       Amarillo, Texas 79119

       Cecil E. Glovier (2)         (6)  28,074 shares                3.7%

       Bruce L. Mitchell (2)              1,000 shares                (7)

       Directors and Executive
         Officers as a Group
         (6 persons)                    145,664 shares                17.9%

     (1) Calculated pursuant to Rule 13d-3(d) under the Exchange Act. Shares not outstanding that are subject to options or warrants exercisable by the holder thereof within 60 days of July 19, 2001 are deemed outstanding for the purposes of calculating the number and percentage owned by such shareholder, but are not deemed outstanding for the purpose of calculating the percentage owned by each other shareholder listed. Except as otherwise noted, all shares listed as beneficially owned by a shareholder are actually outstanding. Except as described above and as otherwise noted, all figures are based upon a total of 732,290 shares of Common Stock issued and outstanding.

     (2) Camp, Barton, Morgan, Johnson, Glovier, and Mitchell is c/o Colonial Trust Company, 5336 N 19th Ave, Phoenix, AZ 85015.

     (3) The totals for Messrs. Camp and Morgan include 12,500 shares of Common Stock subject to immediately exercisable options held by each of Messrs. Camp andMorgan with the following exercise prices per share: 6,500 shares at $2.50, 3,000 shares at $3.00, 1,500 shares at $3.25 and 1,500 shares at $3.50.

     (4) The total for Mr. Johnson includes 30,000 shares of Common Stock subject to immediately exercisable options which have an exercise price of $2.50 per share.

     (5) Includes 35,032 shares owned by Amberwood Management Co., of which Mr. and Mrs. Johnson, through trusts of which they are the sole trustees, own all of the issued and outstanding shares of capital stock of Amberwood. Mr. and Mrs. Johnson therefore control the disposition of the shares owned by Amberwood and may be deemed the beneficial owners of such shares. Mr. and Mrs. Johnson are the parents of Mr. John K. Johnson.

     (6) The total for Mr. Glovier includes 25,000 shares of Common Stock subject to immediately exercisable options which have an exercise price of $2.50 per share.

     (7) Represents less than one percent of the outstanding Common Stock.


                             AUDIT COMMITTEE REPORT

     The Audit Committee acts under a written charter adopted and approved by the Board of Directors in March, 2001. A copy of the Audit Committee Charter is attached to this Proxy Statement as Appendix A.

     The Audit Committee has reviewed and discussed with management of the Company the audited financial statements of the Company for the fiscal year ended March 31, 2001 (the "Audited Financial Statements").

     The Audit Committee has discussed with KPMG LLP, independent auditor for the Company for the fiscal year ended March 31, 2001, the matters required to be discussed by Statement on Accounting Standards No. 61 (Communication with Audit Committees), as amended.

     The Committee has received the written disclosures from KPMG LLP required by the Independence Standards Board Standard No 1 (Independence Discussion with Audit Committees), as amended, and has discussed with KPMG LLP its independence and has considered any relationship that may impact their objectivity and independence, and satisfied itself as to the independence of the KPMG LLP.

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board approved, that the Company's audited financial statements be included in its Annual Report on Form 10-KSB for the fiscal year ended March 31, 2001, for filing with the Securities and Exchange Commission. The Committee also recommended the reappointment of KPMG LLP, and the Board concurred in such recommendation.

     The foregoing report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                           Respectfully submitted,
                           Audit Committee
                           Lynn R. Camp, Gerald G. Morgan and Randall K. Barton


                                   AUDIT FEES


     The aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements by KPMG LLP, the Company's independent auditor, for the fiscal year ending March 31, 2001, and the reviews of the financial statements included in the Company's 10-QSB for such year, were $32,500.


          FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES


     KPMG provided no services and therefore billed no fees to the Company for any services described in Paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X for the fiscal year ended March 31, 2001.


                                   OTHER FEES


     KPMG billed the Company an aggregate of $14,850 for services rendered primarily in connection with tax services for the fiscal year ended March 31, 2001.



                     COMPLIANCE WITH REPORTING REQUIREMENTS

     Section 16(a) of the 1934 Act requires the Company's directors, executive officers, and any persons holding more than 10% of the Company's Common Stock to report their initial ownership of the Company's Common Stock and any subsequent changes in that ownership to the SEC. Reports of changes in ownership generally are required to be filed by the tenth day of the month following the transaction.

     Based solely on its review of such reports, the Company believes that during the fiscal year ended March 31, 2001, all filing requirements applicable to its directors and executive officers were satisfied. The Company is not aware of any beneficial owner of more than ten percent of the Company' s Common Stock.



                                 OTHER MATTERS


     The Board of Directors has no knowledge of any other business to come before the Meeting and does not intend to present any other matters. However, if any other business properly comes before the Meeting or any adjournment thereof, the persons named as proxies will have discretionary authority to vote the shares represented by the accompanying proxy in accordance with their best judgment.


                             SHAREHOLDER PROPOSALS


     Any shareholder of the Company who wishes to present a proposal to be considered at the 2002 Annual Meeting of Shareholders, and who wishes to have the proposal included in the Company's proxy statement and form of proxy relating to that meeting, must deliver the proposal in writing to the Company at 5336 North 19th Avenue, Phoenix, Arizona 85015, no later than April 1, 2002.

           This Proxy is Solicited on behalf of the Board of Directors
                             COLONIAL TRUST COMPANY
              Annual Meeting of Shareholders Dated October 8, 2001

The undersigned shareholder of COLONIAL TRUST COMPANY, an Arizona corporation the "Company", hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement of the Company dated August 10, 2001, and hereby appoints John K. Johnson and Lynn R. Camp, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf of the undersigned, to represent the undersigned at the Annual Meeting of Shareholders to be held on October 8, 2001, at 10:00 a.m., local time at the Company's offices at 5336 North 19th Avenue, Phoenix, Arizona, and at any adjournment or adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below.

         1. ELECTION OF DIRECTORS:

             ___ FOR all nominees listed below    ___ WITHHOLD AUTHORITY to vote
                 (except as indicated)             for all nominees listed below

If you wish to withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list below.

      John K. Johnson Lynn R. Camp Gerald G. Morgan, Jr. Randall K. Barton

     THIS PROXY WILL BE VOTED AS DIRECTED, OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

A majority of such attorneys or substitutes as shall be present and shall act at said meeting or any adjournment or adjournments thereof (or if only one shall be present and act, then that one) shall have and may exercise all of the powers of said attorneys-in-fact hereunder.


                                 Date:_________________, 2001


___________________________________    _______________________________________
         Signature                                    Signature